UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2020 (May 6, 2020)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On each of May 6 and May 8, 2020, Nxt-ID Inc. (the “Company”) and LogicMark, LLC, a wholly owned subsidiary of the Company (together with the Company, the “Borrowers”), respectively, received loans (the “Loans”) from Bank of America, NA in the aggregate amount of $346,390.00, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act, which was enacted on March 27, 2020.

The Loans, which are in the form of PPP promissory notes and agreements, dated May 1, 2020 (the “Note Agreements”), mature on May 6 and May 8, 2022, respectively, and bear interest at a rate of 1.00% fixed per annum, payable monthly commencing on November 6 and November 8, 2020, respectively. The Loans may be prepaid by the Borrowers at any time prior to maturity with no prepayment penalties. The Borrowers intend to use the proceeds from the Loans for payroll, payroll taxes, and group healthcare benefits. Under the terms of the Note Agreements, certain amounts of the Loans may be forgiven if they are used for qualifying expenses, as described in the Note Agreements.

The foregoing descriptions of the Loans and the Note Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Note Agreements attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure in Item 1.01, Exhibit 10.1, and Exhibit 10.2 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Paycheck Protection Program Promissory Note and Agreement, dated May 1, 2020, by and between Bank of America, NA and LogicMark, LLC
10.2	Paycheck Protection Program Promissory Note and Agreement, dated May 1, 2020, by and between Bank of America, NA and Nxt-ID, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer